Net Loss Per Share	3 Months Ended
Mar. 31, 2019
Earnings Per Share [Abstract]
NET LOSS PER SHARE
3.	NET LOSS PER SHARE

Basic net loss per common share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period before giving effect to stock options, stock warrants, restricted stock units and convertible securities outstanding, which are considered to be dilutive common stock equivalents. Diluted net loss per common share is calculated based on the weighted average number of common and potentially dilutive shares outstanding during the period after giving effect to convertible preferred stock, stock options, warrants and restricted stock units. Contingently issuable shares are included in the computation of basic loss per share when issuance of the shares is no longer contingent. Due to the losses from continuing operations for the three months ended March 31, 2019 and 2018, basic and diluted loss per common share were the same, as the effect of potentially dilutive securities would have been anti-dilutive.

Potentially dilutive securities not included in the diluted loss per share calculation, due to net losses from continuing operations, were as follows:

	Three months ended March 31,
	2019	2018
Options to purchase common shares	27,750,000	14,000,000
Warrants to purchase common shares	200,000	—
Convertible preferred stock	44,632	41,798
Total potentially dilutive securities	27,994,632	14,041,798